Pure World, Inc.
                                376 Main Street
                                  P.O. Box 74
                          Bedminster, New Jersey 07921
                                 (908) 234-9220
                              (908) 234-9355 (FAX)

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 29, 2002
TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Pure World, Inc. (the "Company") will be held on Tuesday, October 29, 2002 at 8:30 a.m., local time, at The Olde Mill Inn, 225 Route 202, Basking Ridge, New Jersey 07920 for the purpose of considering and acting upon the following matters:

     1. To elect three directors to serve until the next Annual Meeting or until their respective successors are duly elected and qualified;

     2. To transact such other business as may properly come before the Annual Meeting or any adjournment(s), postponement(s) or continuation(s) thereof.

     Only stockholders of record at the close of business on September 3, 2002, are entitled to notice of and to vote at the Annual Meeting and at any and all adjournments, postponements or continuations thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection during ordinary business hours by any stockholder for any purposes germane to the meeting, at the Company's offices at 376 Main Street, Bedminster, New Jersey 07921, for a period of at least ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person, however, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the envelope enclosed for that purpose. If you attend the Annual Meeting, you may vote in person even though you returned a Proxy.

                                        By Order of the Board of Directors

                                        /s/ Paul O. Koether
                                        -------------------------------
                                        Paul O. Koether
                                        Chairman
Date: September 17, 2002
                             YOUR VOTE IS IMPORTANT

     In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed Proxy as promptly as possible and return it in the enclosed envelope.

                                PURE WORLD, INC.
                                 376 MAIN STREET
                                   P.O. BOX 74
                          BEDMINSTER, NEW JERSEY 07921
                                 (908) 234-9220
                            ------------------------

                     PROXY STATEMENT FOR THE ANNUAL MEETING

                                OCTOBER 29, 2002

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

     This Proxy Statement is being furnished to the stockholders of Pure World, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies, in the form enclosed, by the Board of Directors of the Company, for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, October 29, 2002, at 8:30 a.m. at The Olde Mill Inn, 225 Route 202, Basking Ridge, New Jersey 07920, and at any and all adjournments, postponements or continuations thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company's telephone number is (908) 234-9220.

     These proxy solicitation materials are first being mailed on or about September 17, 2002 to all stockholders entitled to vote at the meeting.

Voting Rights and Solicitation of Proxies

     Only stockholders of record at the close of business on September 3, 2002 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, 7,555,834 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), were issued and outstanding. The presence, either in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting.

     Holders of Common Stock are entitled to one vote, in person or by proxy, for each share of Common Stock owned on the Record Date.

     Valid proxies will be voted in accordance with the instructions indicated thereon. In the absence of contrary instructions, shares represented by valid proxies will be voted FOR the proposal to elect as directors the three nominees listed under the caption "Election of Directors". No other business is expected to come before the Annual Meeting but should any other matter requiring a vote of stockholders properly arise, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matter.

     Execution of the enclosed proxy card will not prevent a stockholder from attending the Annual Meeting and voting in person. Any proxy may be revoked at any time prior to the exercise thereof by delivering a written revocation or a new proxy bearing a later date to the Secretary of the Company, 376 Main Street, P.O. Box 74, Bedminster, New Jersey 07921, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, however, in and of itself constitute revocation of a proxy.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

     Abstentions and broker "non-votes" are included in the determination of the number of shares present at the meeting for quorum purposes, but will not count as votes cast for the election of directors or any other question and accordingly will have no effect.

                              ELECTION OF DIRECTORS

Nominees

     At the Annual Meeting, three directors are to be elected to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. Unless otherwise indicated, the persons named in the enclosed form of proxy will vote FOR the election of each nominee named below (each a "Nominee"). Each Nominee has consented to serve as a director if elected. It is not expected that any Nominee will be unable to serve, but, in the event that any Nominee should be unable to serve, the shares represented by the enclosed proxy card will be voted for a substitute candidate selected by the Board of Directors.

     Certain information regarding each Nominee is set forth below.

                                       Position and Office           Director
Name of Nominee      Age            Presently Held with Company       Since
---------------      ---            ---------------------------      --------

Paul O. Koether      66             Chairman and Director              1988
                                    of the Company and of
                                    Pure World Botanicals, Inc.

Alfredo Mena         49             Director of the Company            1992

William Mahomes      55             Director of the Company            1993

     Paul O. Koether is the husband of Natalie I. Koether, President of the Company and Pure World Botanicals, Inc., ("PWBI") a wholly-owned subsidiary of the Company. Information concerning each nominee's business history and experience is set forth below.

     Paul O. Koether is principally engaged in the following: (i) the Company, as Chairman since April 1988, President from April 1989 to February 1997, a director since March 1988, and for more than five years as the Chairman and President of Sun Equities Corporation ("Sun"), a private, closely-held corporation which is the Company's principal stockholder; (ii) as Chairman of PWBI, since January 1995 and as a director since December 1994; (iii) as Chairman and director since July 1987 and President since October 1990 of Kent Financial Services, Inc. ("Kent") which engages in various financial services, including the operation of a retail brokerage business through its wholly-owned subsidiary, T. R. Winston & Company, Inc. ("Winston") and the general partner since 1990 of Shamrock Associates, an investment partnership which is the principal stockholder of Kent; (iv) various positions with affiliates of Kent, including Chairman since 1990 and a registered representative since 1989 of Winston; (v) from July 1992 to January 2000, Chairman of Golf Rounds.com, Inc. ("Golf Rounds"), currently non-operating; and (vi) since September 1998 as a director and Chairman of Cortech, Inc., ("Cortech"), a biopharmaceutical company.

     Alfredo Mena. Since 1976, Mr. Mena has been president of Alimentos de El Salvador S.A. de C.V., having previously served as Director and General Manager. The Company is engaged in coffee growing, processing and exporting. From October 1995 until June 1997, he served as Presidential Commissioner for the
Modernization of the Public Sector, in charge of its decentralization, debureaucratization, deregulation, and privatization. Mr. Mena is a citizen of El Salvador.

     William Mahomes, Jr. In June 2001, Mr. Mahomes joined Simmons Mahomes P.C., a law firm that emphasizes real estate commercial transactions and mediations. From March 1997 to May 2001, Mr. Mahomes owned Mahomes & Associates, a Professional Corporation, involved in the practice of law, emphasizing mediation of real estate and commercial transactions. From 1994 to March 1997, Mr. Mahomes was a Senior Shareholder of the law firm of Locke Purnell Rain Harrell. From 1990 to 1994 he was an international partner in the Dallas office of Baker & McKenzie. Mr. Mahomes currently serves on the Board of Directors of a variety of organizations, including the Texas Pension Review Board, Texas Academy a charter school and the Texas Affiliate Board of Healthcare Service Corporation, formerly known as Blue Cross and Blue Shield of Texas.

Board Meetings and Committees

     The Board held 4 meetings during the fiscal year ended December 31, 2001 and otherwise acted by written consent. The Board has two standing committees, the Audit Committee, which reviews the Company's internal controls, accounting practices and procedures and results of operations and the Compensation Committee. The Compensation Committee, which consists of Directors Mahomes and Mena, did not meet in 2001. The Audit Committee met 4 times in 2001 with all members present. Directors, Mahomes and Mena currently serve as members of the Audit Committee.

Directors' Fees

     Each director who is not an employee of the Company receives a fee of $1,800 plus expenses for attending each meeting of the Board or a committee meeting. Aggregate directors' fees in fiscal 2001 were approximately $37,800.

                              BENEFICIAL OWNERSHIP

Security Ownership of Officers, Directors,
  Nominees and Certain Stockholders

     The following table sets forth the beneficial ownership of Common Stock of the Company as of August 31, 2002, by each person who was known by the Company to beneficially own more than 5% of the Common Stock, by each current director and nominee and by all current directors, nominees and officers as a group:

                                      Number of Shares             Approximate
Name and Address                      of Common Stock                Percent
of Beneficial Owner                  Beneficially Owned(1)          of Class
-------------------                  ------------------           -------------

Paul O. Koether
 211 Pennbrook Road
 Far Hills, NJ 07931                    3,960,405(2)                 43.86%

Natalie I. Koether
 211 Pennbrook Road
 Far Hills, NJ 07931                    3,960,405(3)                 43.86%

Sun Equities Corporation
 376 Main Street
 Bedminster, NJ 07921                   2,500,025                    33.09%

William Mahomes, Jr.
 900 Jackson Street
 Suite 900
 Dallas, TX 75202                          11,000                         *

Alfredo Mena
 P. O. Box 520656
 Miami, FL 33152                           18,700                         *

Voldemar Madis
 375 Huyler Street
 South Hackensack, NJ 07606               124,070                         *

Dr. Qun Yi Zheng
 375 Huyler Street
 South Hackensack, NJ 07606               374,000                     4.14%

Dimensional Fund Advisors, Inc.
 1299 Ocean Ave, 11th Floor
 Santa Monica, CA 90401                   547,190(4)                  7.24%

All directors and
 officers as a group
  (6 persons)                           4,488,175                    49.71%

----------------------------
* Represents less than one percent.

(1) The beneficial owner has both sole voting and sole investment powers with respect to these shares except as set forth in this footnote or in other footnotes below. Included in such number of shares beneficially owned are shares subject to options currently exercisable or becoming exercisable within sixty days: Paul O. Koether (255,000 shares); Natalie I. Koether (707,500 shares); Alfredo Mena (16,500 shares); Voldemar Madis (120,000 shares); Qun Yi Zheng (374,000 shares); and all directors and officers as a group (1,473,000 shares).

(2) Includes 950,050 shares beneficially owned by his wife, including 110,000 shares owned by Emerald Partners of which she is the sole general partner; 707,500 shares which she has the right to acquire upon exercise of stock options; and 132,550 shares held in custodial accounts. Mr. Koether may also be deemed to be the beneficial owner of the 2,500,025 shares owned by Sun, of which Mr. Koether is a principal stockholder and Chairman, 114,330 shares held in discretionary accounts of certain of his brokerage customers and 31,000 shares held in Mr. Koether's IRA account. Mr. Koether disclaims beneficial ownership of all of the foregoing shares.

(3) Includes (1) 110,000 shares owned by Emerald Partners of which Mrs. Koether is the sole general partner; (2) 707,500 shares which she has the right to acquire upon exercise of stock options; (3) 132,550 shares held in custodial accounts; and (4) the shares beneficially owned by her husband, described above in footnote (2). Mrs. Koether may also be deemed to be the beneficial owner of the 2,500,025 shares owned by Sun, of which she is a principal stockholder and her husband is a principal stockholder and Chairman. Mrs. Koether disclaims beneficial ownership of all of the foregoing shares.

(4) According to Schedule 13G/A filed on February 12, 2002 by Dimensional Fund Advisors, Inc. ("Dimensional"), an investment advisor registered under
     Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds". In its role as investment power over the securities of the Issuer described in this schedule that are owned by the Funds. All securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

Compliance with Section 16(a) of the Securities Exchange Act

     Section 16(a) of the Securities Exchange Act and the regulations and rules promulgated thereunder require that the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities ("Principal Owners"), (i) file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the NASD and (ii) furnish copies of these filings to the Company.

     Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Company believes that all its officers, directors and Principal Owners complied with all filing requirements applicable to them.

                             EXECUTIVE COMPENSATION

     The table below sets forth for the fiscal years ended December 31, 2001, 2000 and 1999, the compensation of any person who, as of December 31, 2001, was an Executive Officer of the Company with annual compensation in excess of $100,000 ("Executive Officers").

                           Summary Compensation Table
                                                                     Long-Term
                                   Annual Compensation (1) (2)     Compensation
Name and                           ---------------------------     ------------
Principal Position      Year          Salary            Bonus        Options
------------------      ----       ------------       --------     ------------

Paul O. Koether         2001        $  17,965             -              -
Chairman                2000          161,652             -              -
                        1999          197,283             -              -

Natalie I. Koether      2001        $  22,531             -        160,000
President               2000          270,374             -              -
                        1999          247,981             -              -

Voldemar Madis          2001        $ 160,937             -              -
Vice Chairman           2000          160,937             -              -
                        1999          161,291             -              -

Qun Yi Zheng            2001        $ 184,812             -         75,000
Exec. Vice President    2000          188,753      $  6,923        100,000
                        1999          182,080        20,000              -
-----------------------------------------
(1)  The Company currently has no bonus plan.

(2) Certain Executive Officers received incidental personal benefits during the fiscal years covered by the table. The value of these incidental benefits did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for any of the Executive Officers. Such amounts are excluded from the table.

     The table below contains information concerning the fiscal year-end value of unexercised options held by the Executive Officers.

                                    Fiscal Year-End Options Values
                    -----------------------------------------------------------
                                                        Value of Unexercised
                      Number of Unexercised                  In-the-Money
                       Options at 12/31/01                Option at 12/31/01
   Name             Exercisable/Unexercisable         Exercisable/Unexercisable
  ------            -------------------------         -------------------------

Paul O. Koether       165,000 /       -                  $    - / $     -
Natalie I. Koether    435,000 /       -                       - /       -
Voldemar Madis        120,000 /       -                       - /       -
Qun Yi Zheng          146,500 / 193,500                       - /       -

Employment Agreements

     In April 1990 the Company entered into an employment agreement (the "Agreement") with Mr. Koether, the Company's Chairman, for an initial three-year term commencing on April 1, 1990 (the "Effective Date") at an annual salary of $185,000 ("Base Salary"), which may be increased but not decreased at the discretion of the Board of Directors. The term is to be automatically extended one day for each day elapsed after the Effective Date. In December 1992, the Board of Directors voted to increase the Chairman's Base Salary to $215,000 effective December 1, 1992.

     The Chairman may terminate his employment under the Agreement at any time for "good reason" (defined below) within 36 months after the date of a Change in Control (defined below) of the Company. Upon his termination, he shall be paid the greater of (i) the Base Salary and any bonuses payable under the Agreement through the expiration date of the Agreement or (ii) an amount equal to three times the average annual Base Salary and bonuses paid to him during the preceding five years.

     Change in Control is deemed to have occurred if (i) any individual or entity, other than individuals beneficially owning, directly or indirectly, common stock of the Company representing 30% or more of the Company's stock outstanding as of April 1, 1990, is or becomes the beneficial owner, directly or indirectly, of 30% or more of the Company's outstanding stock or (ii) individuals constituting the Board of Directors on April 1, 1990 ("Incumbent Board"), including any person subsequently elected to the Board whose election or nomination for election was approved by a vote of at least a majority of the Directors comprising the Incumbent Board, cease to constitute at least a majority of the Board. "Good reason" means a determination made solely by Mr. Koether, in good faith, that as a result of a Change in Control he may be adversely affected (i) in carrying out his duties and powers in the fashion he previously enjoyed or (ii) in his future prospects with the Company.

     Mr. Koether may also terminate his employment if the Company fails to perform its obligations under the Agreement (including any material change in Mr. Koether's duties, responsibilities and powers or the removal of his office to a location more than five miles from its current location) which failure is not cured within specified time periods.

     In February 1996, the Company entered into an employment agreement with Dr. Qun Yi Zheng, Executive Vice President of the Company for an initial one-year term. In July 1997, this agreement was amended (the "Amended Zheng Agreement"). The Amended Zheng Agreement is for a three-year term commencing on August 1, 1997 (the "Commencement Date"). The term is to be automatically extended one day for each day elapsed after the Commencement Date.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Chairman of the Company is also the President of Sun Equities Corporation ("Sun"), the Company's principal stockholder. The Company reimburses Sun for the Company's proportionate share of the cost of group medical insurance and certain general and administrative expenses. Such reimbursements for the years ended December 31, 2001 and 2000 amounted to approximately $739,000 and $781,000, respectively. Sun received no remuneration or administrative fees for performing this service.

     KMZ Rosenman LLP ("KMZ") performed legal work for the Company for which it billed the Company an aggregate of approximately $53,000 in 2001 and $269,000 in 2000. Natalie I. Koether, Esq., President of the Company and of PWBI and wife of the Chairman of the Company, is of Counsel to KMZ.

                             AUDIT COMMITTEE REPORT

     The Audit Committee consists of two directors, each of whom is independent as that term is defined in Rule 4200 (a)(14) of the National Association of Securities Dealers' Marketplace Rules. A brief description of the responsibilities of the Audit Committee is set forth above under the caption "Board Meetings and Committees." A copy of the Audit Committee Charter is attached hereto in Appendix A.

     The Audit Committee has received and discussed the Company's audited financial statements for fiscal 2001 with the management of the Company. The Audit Committee has discussed with Deloitte & Touche LLP, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (as modified and supplemented). The Company also has received the written disclosure and letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (as modified and supplemented), and has discussed with Deloitte & Touche LLP its independence.

     Based on the review and discussions referred to above the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                                                             The Audit Committee
                                                  William Mahomes, Jr., Chairman
                                                                    Alfredo Mena


                         INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP ("Deloitte") served as the Company's independent public accountants for the fiscal year ended December 31, 2001 and have been selected to serve as the Company's independent public accountants for the fiscal year ending December 31, 2002. It is not expected that a representative of Deloitte will be present at the Annual Meeting.

     The services to be provided by Deloitte in 2002 will include performing the audit of the 2002 financial statements and reviewing quarterly reports. Deloitte, a nationally known firm, has no direct or indirect interest in the Company.

Audit Fees

     The aggregate fees billed to the Company by Deloitte for professional services rendered for the audit of the Company's annual financial statements for 2001 and the reviews of the financial statements included in the Company's Form 10-QSB for 2001 were $78,000.

Financial Information System Design & Implementation Fees

     Deloitte did not render any services to the Company during 2001 related to financial information systems design and implementation. Therefore, the Company was not billed for any services of that type.

All Other Fees

     No other fees were billed by Deloitte.

                             STOCKHOLDERS' PROPOSALS

     Any stockholder who desires to present proposals to the next annual meeting and to have such proposals set forth in the proxy statement mailed in conjunction with such annual meeting must submit such proposals to the Company not later than June 30, 2003. All stockholder proposals must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission.

                             ADDITIONAL INFORMATION


     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 accompanies this Proxy Statement.

     Your cooperation in promptly marking, signing, dating and mailing the enclosed proxy card will be greatly appreciated.

                                        By Order of the Board of Directors



                                        /s/ Paul O. Koether
                                        -----------------------------------
                                        Paul O. Koether
                                        Chairman

Dated: September 17, 2002

                                                                     APPENDIX A

                    PURE WORLD, INC. AUDIT COMMITTEE CHARTER
                    ----------------------------------------
                                  Introduction
                                  ------------

     This Audit Committee Charter ("Charter") has been adopted by the Board of Directors (the "Board") of Pure World, Inc. (the "Company"). The Audit Committee of the Board (the "Committee") shall review and reassess this Charter annually and recommend any proposed changes to the Board for approval.

     The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. It may also have such other duties as may from time to time be assigned to it by the Board.

     The membership of the Committee shall consist of at least two directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of NASDAQ.

     The Committee shall maintain free and open communication with the independent auditors, and Company management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel. The Committee at Company expense may retain outside counsel, auditors or other advisors as the Committee may deem appropriate.

     One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO and the lead independent audit partner.

     The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. At least once each year the Committee shall have separate private meetings with the independent auditors and management.

                                Responsibilities
                                ----------------

     Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

     a. Recommending to the Board the independent auditors to be retained (or nominated for stockholder approval) to audit the financial statements of the Company. Such auditors are ultimately accountable to the Board and the Committee, as representatives of the stockholders.

     b. Evaluating, together with the Board and management, the performance of the independent auditors and, where appropriate, replacing such auditors.

     c. Obtaining annually from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board Standard Number 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity or independence of the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors' independence.

     d. Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company's accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, pricing of securities held by the Company, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-KSB and any Annual Report to Shareholders.

     e. Issuing annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission.

     f. Overseeing the relationship with the independent auditors, including discussing with the auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Committee (and the Board) to report on any and all appropriate matters.

     g. Discussing with a representative of management and the independent auditors: (1) the interim financial information contained in the Company's Quarterly Reports on Form 10-QSB prior to their filing, (2) earnings announcements prior to release (if practicable), and (3) the results of the review of any such information by the independent auditors. (These discussions may be held with the Committee as a whole or with the Committee chair, either in person or by telephone.)

     h. Discussing with management, and the independent auditors the quality and adequacy of and compliance with the Company's internal controls.

     i. Discussing with management and/or Company counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

     j. Reviewing management "conflict of interest" transactions.

     The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does. Accordingly the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its stockholders and others.

                                PURE WORLD, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                ANNUAL MEETING OF STOCKHOLDERS, OCTOBER 29, 2002


     The undersigned hereby appoints Paul O. Koether and John W. Galuchie, Jr., or either of them, as proxies with full power of substitution to vote all shares of common stock, par value $.01 per share, of Pure World, Inc. which the undersigned is entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Pure World, Inc. to be held on Tuesday, October 29, 2002 and at any adjournment(s), postponement(s) or continuation(s) thereof. The proxies are instructed as indicated below. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment(s), postponement(s) or continuation(s) thereof.

                 (to be continued and signed on the other side)






     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" EACH OF THE PERSONS NAMED HEREON AS DIRECTORS, AND "FOR" SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE. BY MARKING, SIGNING, DATING AND RETURNING THIS PROXY, THE UNDERSIGNED HEREBY REVOKES ALL PRIOR PROXIES.

ITEM 1. To elect the nominees whose names appear at right as directors for a term of one year or until their successors are duly elected and qualified:

[_] FOR all nominees listed to right (except as marked to the contrary below)


[_]         WITHHOLD AUTHORITY to vote for all nominees listed to right

                      Nominees:
                                   Paul O. Koether
                                   William Mahomes, Jr.
                                   Alfredo Mena

For, except vote withheld from the following nominee(s):

-------------------------------------------------------------

ITEM 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1. A proxy submitted which either gives no direction or which "abstains" on all issues, will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature                                   Date                          , 2002
          ----------------------------------    --------------------------
          Signature and title or authority


Signature                                   Date                          , 2002
          ----------------------------------    --------------------------
          Signature if held jointly

IMPORTANT: Signature(s) should agree with name(s) as printed on this proxy. When shares are held by Joint Tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.